EXECUTION VERSION
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 30, 2019 (the “Amendment”), is entered into among Teledyne Technologies Incorporated, a Delaware corporation (the “Company”), the Designated Borrowers party hereto, the Guarantors party hereto, the Lenders party hereto and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Company, the Designated Borrowers from time to time party thereto, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer entered into that certain Amended and Restated Credit Agreement dated as of March 1, 2013 (as amended, restated, amended and restated, supplemented, extended or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Company has requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments.

(a)Section 1.01 of the Credit Agreement is amended to add the following new defined terms in the appropriate alphabetical order:
“BofA Securities” means BofA Securities, Inc.
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Covered Party” has the meaning specified Section 11.21.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Existing Term Loan Credit Agreement” means that certain Amended and Restated Term Loan Credit Agreement, dated as of October 30, 2019, among the

Company, Teledyne Netherlands, certain of the Company’s other Subsidiaries, the lenders party thereto, and Bank of America, as administrative agent.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“QFC Credit Support” has the meaning specified Section 11.21.
“Supported QFC” has the meaning specified in Section 11.21.
“U.S. Special Resolution Regimes” has the meaning specified in Section 11.21.
(b)The following definitions set forth in Section 1.01 of the Credit Agreement are amended to read as follows:
“Administrative Agent Fee Letter” means the letter agreement, dated February 22, 2019, among the Company, the Administrative Agent and BofA Securities (as successor in interest to Merrill Lynch, Pierce, Fenner & Smith Incorporated).
“Agreement Accounting Principles” means GAAP, provided that with respect to the calculations for purposes of determining compliance with the covenants set forth in Sections 8.01, 8.02, 8.03, 8.05 and 8.09, such term means generally accepted accounting principles as provided in Section 1.03.
“Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided, that, if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“Priority Indebtedness” means (without duplication), as of the date of any determination thereof, the sum of (i) all unsecured Indebtedness of Subsidiaries (including all Guarantees of Indebtedness of the Company but excluding (w) Indebtedness of (1) Teledyne Limited, Teledyne Digital Imaging and Teledyne Netherlands, as Designated Borrowers, hereunder and (2) Teledyne Netherlands, as designated borrower, under the Existing Term Loan Credit Agreement, (x) Indebtedness owing to the Company or any other Subsidiary, (y) Indebtedness outstanding at any time such Person became a Subsidiary, provided that such Indebtedness shall have not been incurred in contemplation of such person becoming a Subsidiary, and (z) all Subsidiary Guarantees and all Indebtedness of any Subsidiary which has also guaranteed the Obligations) and (ii) all Indebtedness of the Company and its Subsidiaries secured by Liens other than Indebtedness secured by (x) Liens permitted by subparagraphs (a) through (t), inclusive, of Section 8.01, or (y) Liens as to which the Company or such Subsidiary has made, or caused to be made, effective provision whereby the Obligations are equally or ratably secured with the other obligations thereby secured in accordance with Section 8.01.

(c)The proviso in the definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is amended to read as follows:
provided, that, if the Eurocurrency Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
(d)Clause (g) in the definition of “Funded Indebtedness” in Section 1.01 of the Credit Agreement is amended to read as follows:
(g) all preferred stock or other equity interests providing for mandatory redemptions, sinking fund or like payments prior to the later of the Maturity Date and the maturity date of the Existing Term Loan Credit Agreement;
(e)The definition of “MLPF&S” in Section 1.01 of the Credit Agreement is deleted.
(f)Section 1.03(c) of the Credit Agreement is amended to read as follows:
(c) Notwithstanding the above, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, (i) Indebtedness of the Company and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded, (ii) all liability amounts shall be determined excluding any liability relating to any operating lease, all asset amounts shall be determined excluding any right-of-use assets relating to any operating lease, all amortization amounts shall be determined excluding any amortization of a right-of-use asset relating to any operating lease, and all interest amounts shall be determined excluding any deemed interest comprising a portion of fixed rent payable under any operating lease, in each case to the extent that such liability, asset, amortization or interest pertains to an operating lease under which the covenantor or a member of its consolidated group is the lessee and would not have been accounted for as such under GAAP as in effect on December 31, 2015, and (iii) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under FASB ASC Topic 825 “Financial Instruments” (or any other financial accounting standard having a similar result or effect) to value any Indebtedness of the Borrower or any Subsidiary at “fair value”, as defined therein.
(g)A new clause (d) is added at the end of Section 1.03 of the Credit Agreement to read as follows:
(d) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Company or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided, that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Company shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.
(h)A new clause (c) is added at the end of Section 1.04 of the Credit Agreement to read as follows:
(c) The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurocurrency Rate” or with respect to any rate that is an alternative or replacement for or successor to any of such rates (including any LIBOR Successor Rate) or the effect of any of the foregoing, or of any LIBOR Successor Rate Conforming Changes.
(i)A new Section 6.28 is added at the end of Article VI of the Credit Agreement to read as follows:
6.28 Covered Entities.
No Loan Party is a Covered Entity.
(j)A new Section 11.21 is added at the end of Article XI of the Credit Agreement to read as follows:
11.21 Acknowledgement Regarding Any Supported QFCs.
To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under such U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under such U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
2. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent (the date such conditions precedent are satisfied, the “Fifth Amendment Effective Date”):

(a) Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Company, the Designated Borrowers, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

(b) Unless waived by the Administrative Agent, the Company shall have paid all Attorney Costs of the Administrative Agent (directly to such counsel, if so requested by the Administrative Agent) to the extent invoiced prior to or on the Fifth Amendment Effective Date, plus such additional amounts of Attorney Costs as shall constitute its reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).

3. Miscellaneous.

(a) The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b) Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(c) Each Loan Party hereby represents and warrants as follows:

(i) Each Loan Party has taken all necessary corporate or limited liability company action to authorize the execution, delivery and performance of this Amendment.

(ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or any other Person with respect to any Contractual Obligation is required in connection with the execution, delivery or performance by any Loan Party of this Amendment other than those that have already been obtained and are in full force and effect or the failure of which to have obtained would not reasonably be expected to have a Material Adverse Effect.

(d) After giving effect to this Amendment, the Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (unless already qualified by materiality, in which case such representation and warranty is true and correct in all respects) as of the date hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (unless already qualified by materiality, in which case such representation and warranty is true and correct in all respects) as of such earlier date, and except that for purposes of this Amendment, the representations and warranties contained in Section 6.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 7.01(a) and (b) of the Credit Agreement, respectively and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e) Each Lender party hereto represents and warrants that, after giving effect to this Amendment, the representations and warranties of such Lender set forth in the Credit Agreement are true and correct as of the Fifth Amendment Effective Date. Each Lender party hereto hereby agrees to comply with the covenants applicable to such Lender set forth in the Credit Agreement.

(f) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

(g) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(h) The terms of Sections 11.14 and 11.15 of the Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of right to trial by jury are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER: TELEDYNE TECHNOLOGIES INCORPORATED,
a Delaware corporation

By: /s/ Susan L. Main
Name: Susan L. Main
Title: Senior Vice President and Chief Financial Officer

DESIGNATED BORROWERS: TELEDYNE LIMITED,
an English limited company

By: /s/ Susan L. Main
Name: Susan L. Main
Title: Director

TELEDYNE DIGITAL IMAGING, INC.,
an Ontario, Canada corporation

By: /s/ Stephen F. Blackwood
Name: Stephen F. Blackwood
Title: Senior Vice President and Treasurer

TELEDYNE NETHERLANDS B.V.,
a Dutch company with limited liability having its official seat (statutaire zetel) in Amsterdam, the Netherlands, registered with the Dutch trade register under number 52020444

By: /s/ Stephen F. Blackwood
Name: Stephen F. Blackwood
Title: Authorised Signatory

TELEDYNE TECHNOLOGIES INCORPORATED
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

GUARANTORS: TELEDYNE BROWN ENGINEERING INC.,
a Delaware corporation

By: /s/ Stephen F. Blackwood
Name: Stephen F. Blackwood
Title: Senior Vice President and Treasurer

TELEDYNE INSTRUMENTS INC.,
a Delaware corporation

By: /s/ Susan L. Main
Name: Susan L. Main
Title: Senior Vice President and Chief Financial Officer

TELEDYNE TECHNOLOGIES INTERNATIONAL CORP.,
a Delaware corporation

By: /s/ Stephen F. Blackwood
Name: Stephen F. Blackwood
Title: Senior Vice President and Treasurer

TELEDYNE DEFENSE ELECTRONICS, LLC,
a Delaware limited liability company

By: /s/ Stephen F. Blackwood
Name: Stephen F. Blackwood
Title: Senior Vice President and Treasurer

TELEDYNE SCIENTIFIC & IMAGING, LLC,
a Delaware limited liability company

By: /s/ Stephen F. Blackwood
Name: Stephen F. Blackwood
Title: Senior Vice President and Treasurer

TELEDYNE LECROY, INC.,
a Delaware corporation

By: /s/ Susan L. Main
Name: Susan L. Main
Title: Senior Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Maurice E. Washington
Name: Maurice E. Washington
Title: Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS: BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Mukesh Singh
Name: Mukesh Singh
Title: Director

TELEDYNE TECHNOLOGIES INCORPORATED
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Kenneth Wong
Name: Kenneth Wong
Title: Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Glenn Leyrer
Name: Glenn Leyrer
Title: Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

MUFG BANK, LTD.,
as a Lender

By: /s/ Jeffrey Flagg
Name: Jeffrey Flagg
Title: Authorized Signatory

TELEDYNE TECHNOLOGIES INCORPORATED
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF MONTREAL, CHICAGO BRANCH,
as a Lender

By: L.M. Junior Del Brocco
Name: L.M. Junior Del Brocco
Title: Senior Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF MONTREAL, LONDON BRANCH,
as a Lender

By: /s/ Tom Woolgar
Name: Tom Woolgar
Title: Managing Director, Corporate Banking

By: /s/ William K S Smith
Name: William K S Smith
Title: Managing Director, Head of EMA
BMO Financial Group

TELEDYNE TECHNOLOGIES INCORPORATED
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF MONTREAL,
as a Lender

By: /s/ Helen Alvarez-Hernandez
Name: Helen Alvarez-Hernandez
Title: Managing Director

TELEDYNE TECHNOLOGIES INCORPORATED
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By: /s/ Jim C. Wright
Name: Jim C. Wright
Title: Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NEW YORK MELLON,
as a Lender

By: /s/ John T. Smathers
Name: John T. Smathers
Title: Director

TELEDYNE TECHNOLOGIES INCORPORATED
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Mark H. Halldorson
Name: Mark H. Halldorson
Title: Director

TELEDYNE TECHNOLOGIES INCORPORATED
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF THE WEST,
as a Lender

By: /s/ Cecile Segovia
Name: Cecile Segovia
Title: Director

TELEDYNE TECHNOLOGIES INCORPORATED
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ David A. Wild
Name: David A. Wild
Title: Senior Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Jennifer L. Shafer
Name: Jennifer L. Shafer
Title: Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY,
as a Lender

By: /s/ Molly Drennan
Name: Molly Drennan
Title: Senior Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SUNTRUST BANK,
as a Lender

By: /s/ Christian Sumulong
Name: Christian Sumulong
Title: Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT